UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 28, 2010
ARCHER-DANIELS-MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-44 (Commission File Number)	41-0129150 (IRS Employer Identification No.)

4666 Faries Parkway Decatur, Illinois (Address of principal executive offices)		62526 (Zip Code)
Registrant’s telephone number, including area code: (217) 424-5200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 28, 2010, Archer Daniels Midland Company (“ADM”) announced that Ray G. Young, age 48, has been appointed Senior Vice President effective November 1, 2010, and Senior Vice President and Chief Financial Officer of ADM effective December 1, 2010. Mr. Young has been associated with General Motors since 1986. He was named Chief Financial Officer of General Motors North America (GMNA) on August 1, 2001, and was President and Managing Director of GM do Brasil and Mercosur Operations, beginning in January 2004. Mr. Young was appointed Group Vice President, Finance, on November 1, 2007 and became Executive Vice President and Chief Financial Officer for General Motors on March 3, 2008. Since February 1, 2010, he has served as the Vice President, International Operations of General Motors. None of ADM’s current directors or executive officers has a family relationship with Mr. Young.
     Mr. Young does not have a written employment agreement. He will receive a base salary and received a grant of 23,916 restricted shares upon commencement of his employment. Mr. Young is also eligible to participate in the incentive plans available to other executive officers, as described in ADM’s Definitive Proxy Statement for the Annual Meeting of Stockholders to be held on November 4, 2010.
     Mr. Young succeeds Steven R. Mills, who has been appointed ADM’s Senior Executive Vice President, Performance and Growth effective December 1, 2010. Concurrent with these leadership changes, John D. Rice has been promoted from Executive Vice President, Commercial and Production of ADM to Vice Chairman, Office of the Chairman. On November 1, 2010, Mr. Mills received a grant of 49,375 restricted shares and Mr. Rice received a grant of 70,028 restricted shares, under the applicable Restricted Stock Award Agreements attached as Exhibits 10.1 and 10.2 to this report.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed or furnished herewith:

10.1	Restricted Stock Award Agreement, dated November 1, 2010, by and between ADM and Steven R. Mills
10.2	Restricted Stock Award Agreement, dated November 1, 2010, by and between ADM and John D. Rice

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY
Date: November 3, 2010	By	/s/ David J. Smith
David J. Smith
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Number	Description	Method of filing
10.1	Restricted Stock Award Agreement, dated November 1, 2010, by and between ADM and Steven R. Mills	Filed electronically

10.2	Restricted Stock Award Agreement, dated November 1, 2010, by and between ADM and John D. Rice	Filed electronically